UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 24, 2006

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01                     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2006 Archipelago Holdings, Inc. (“Archipelago” or the “Company”), a Delaware corporation, the New York Stock Exchange, Inc. (“NYSE”), a New York not-for-profit corporation and Nelson Chai, the Chief Financial Officer of the Company, entered into a Secondment Agreement (“Agreement”) which is attached hereto as Exhibit 1.01 and incorporated herein by reference.  The description of the Agreement set forth herein is qualified in its entirety by reference to the full text of the Agreement.

Under the terms of the Agreement, Archipelago has agreed to make Mr. Chai available to NYSE for the purpose of performing services commensurate with the duties of the Chief Financial Officer of NYSE, and Mr. Chai has agreed to perform such services. During the term of Mr. Chai’s service to NYSE, Mr. Chai will continue to be an employee of Archipelago, however, the Company may recall Mr. Chai at any time.

During the term of Mr. Chai’s service to NYSE, Archipelago will pay Mr. Chai’s salary and provide any insurance, pension and other benefits to which he is entitled as an employee of Archipelago. During this period, NYSE will pay Archipelago the sum of $15,150 per week (payable in arrears).  In addition NYSE will pay Mr. Chai for ancillary business expenses reasonably incurred, including business entertainment, travel, accommodations and other matters as mutually agreed between NYSE and Mr. Chai.

Item 5.02                     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As required by the terms of the Agreement, Mr. Chai has resigned all officerships and directorships he holds with Archipelago and its subsidiaries. Stephane Biehler, age 38, has been appointed by Archipelago as the Company’s interim principal financial officer and interim principal accounting officer. Mr. Biehler joined Archipelago as a Managing Director and the Company’s Corporate Controller in March 2004. Prior to joining Archipelago, Mr. Biehler was Vice President and Controller of eSpeed, Inc. since May of 2003, Manager of Financial Reporting and Consolidation for Investment Technology Group, Inc. since December 2001, and Corporate Controller for eB2B Commerce, Inc. since May 2000. Mr. Biehler started his career at Deloitte & Touche LLP where he achieved the position of senior manager.

Item 9.01                     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

1.01	Secondment Agreement, dated as of January 24, 2006, by and among Archipelago Holdings, Inc., the New York Stock Exchange, Inc. and Nelson Chai.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2006	Archipelago Holdings, Inc.

/s/ Kevin J.P. O’Hara
Chief Administrative Officer, Corporate Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

1.01	Secondment Agreement, dated as of January 24, 2006, by and among Archipelago Holdings, Inc., the New York Stock Exchange, Inc. and Nelson Chai.